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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): March 6, 2009

                                 CYTOGENIX, INC.
               (Exact Name of Registrant as Specified in Charter)




       Nevada                000-26807             76-0484097
---------------------   --------------------   --------------------
     (State of           (Commission File         (IRS Employer
   organization)              Number)          Identification No.)

                         3100 Wilcrest Drive, Suite 140
                              Houston, Texas, 77042
           (Address of principal executive offices including zip code)

                                  713-789-0070
              (Registrant's telephone number, including area code)
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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

Item 4.01. Changes in Registrant's Certifying Accountant


     On March 2, 2009, LBB & Associates Ltd., LLP was dismissed as the independent auditor for CytoGenix, Inc. (the "Registrant").

     LBB & Associates Ltd., LLP has served as the independent auditor of the Registrant's annual financial statements from the period ending December 31, 2004 through the subsequent interim periods ended September 30, 2008. From the date on which LBB & Associates Ltd., LLP was engaged until the date they were dismissed, there were no disagreements with LBB & Associates Ltd., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB & Associates Ltd., LLP, would have caused LBB & Associates Ltd., LLP. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a) (1) (iv) of Regulation S-B.

     LBB & Associates Ltd., LLP's report on the Company's financial statements for year ended December 31, 2007, did not contain adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     On March 2, 2009, the Board of Directors approved the engagement of The Hall Group, CPAs as the Company's new principal independent accountants for the fiscal year ending December 31, 2008. During the two fiscal years ended December 31, 2008 and 2007 and the subsequent interim period to the date of the approval of The Hall Group, CPAs' engagement, the Company did not consult with The Hall Group, CPAs regarding the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements, or any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company provided LBB & Associates Ltd., LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"). The Company has requested that LBB & Associates ltd., LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01 within 10 business days of the date of filing this report. A copy of any response received by the Company will be promptly filed as an amendment to this Form 8-K, and no later than two business days after receipt from LBB & Associates Ltd., LLP.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

     None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CYTOGENIX, INC.


Date: March 6, 2009               By: /s/ Randy Moseley
                                      -----------------
                                      Randy Moseley, Principal Financial Officer